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                                                                     EXHIBIT 4.3
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                                    KB HOME,
                                    Company,

                          THE GUARANTORS PARTY HERETO,
                                   Guarantors,

                                       and

                                 SUNTRUST BANK,
                                     Trustee

                                 ---------------

                          SECOND SUPPLEMENTAL INDENTURE

                                 ---------------

                            Dated as of June 30, 2004

                          6-3/8% Senior Notes due 2011

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         THIS SECOND SUPPLEMENTAL INDENTURE is dated as of June 30, 2004 among
KB HOME, a Delaware corporation (the "Company"), the Guarantors (as defined in the Original Indenture referred to below), and SUNTRUST BANK, a banking association duly organized and existing under the laws of Georgia (the "Trustee").

                                    RECITALS

         WHEREAS the Company and the Guarantors have executed and delivered to the Trustee an Indenture dated as of January 28, 2004 (the "Original Indenture"), which Original Indenture has been previously amended and supplemented by a First Supplemental Indenture dated as of January 28, 2004 (the "First Supplemental Indenture"; and the Original Indenture, as supplemented and amended by the First Supplemental Indenture and by this Second Supplemental Indenture, is hereinafter called the "Indenture"), providing for the issuance by the Company from time to time of its debt securities (the "Securities");

         WHEREAS, Section 901 of the Original Indenture provides that the Company may enter into supplemental indentures to, among other things, establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture and any deletions from or additions or changes to the Original Indenture in connection therewith;

         WHEREAS the Company and the Guarantors propose in and by this Second Supplemental Indenture to supplement and amend the Original Indenture in certain respects to establish a series of Securities issued by the Company and guaranteed by the Guarantors pursuant to the Indenture designated as the "6-3/8% Senior Notes due 2011"; and

         WHEREAS the Company and the Guarantors have requested that the Trustee execute and deliver this Second Supplemental Indenture and have certified that all requirements necessary to make this Second Supplemental Indenture a valid instrument in accordance with its terms have been satisfied, and that the execution and delivery of this Second Supplemental Indenture have been duly authorized in all respects.

         NOW THEREFORE, for and in consideration of the premises and the purchase of the Notes (as defined below) by the Holders (as defined in the Original Indenture) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes as follows:

         SECTION 1. Definitions.

                  (a) Terms used herein and not defined herein have the meanings ascribed to such terms in the Original Indenture.

                  (b) As used in this Second Supplemental Indenture, the following terms have the meanings specified below:

         "Additional Interest" has the meaning set forth in the Initial Registration Rights Agreement.

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         "Additional Notes" means any additional Notes which may be issued from time to time pursuant to a "re-opening" of the series of Notes as contemplated by Section 2(a).

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depository and, if applicable, Euroclear or Clearstream, as the case may be, that apply to such transfer or exchange.

         "Certificated Notes" has the meaning provided in Section 2(b).

         "Clearstream" means Clearstream Banking, S.A. and any successor thereto.

         "Closing Date" means June 30, 2004.

         "DTC Legend" means, collectively, legends substantially in the form of the legends appearing in the first and second paragraphs of Exhibit A hereto.

         "Euroclear" means Euroclear System and any successor thereto.

         "Exchange Notes" means Notes that are Exchange Securities (as defined in the Initial Registration Rights Agreement).

         "Exchange Offer" has the meaning set forth in the Initial Registration Rights Agreement.

         "Exchange Offer Registration Statement" has the meaning set forth in the Initial Registration Rights Agreement.

         "Global Notes" has the meaning provided in Section 2(b). For purposes of clarity, it is hereby confirmed that the Global Notes constitute global Securities as referred to in the Original Indenture and that the term "Global Notes" includes the Regulation S Global Notes and the Rule 144A Global Notes or any of them.

         "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

         "Initial Purchasers" means the initial purchasers named in the Purchase Agreement.

         "Initial Registration Rights Agreement" means the Registration Rights Agreement dated as of June 30, 2004 among the Company, the Guarantors and the Initial Purchasers.

         "Letter of Transmittal" means a letter of transmittal as contemplated by Section 2(a) of the Initial Registration Rights Agreement.

         "Non-U.S. Person" means a Person who is not a U.S. Person.

         "Notes" means the series of Securities issued pursuant to the Indenture designated as the 6-3/8% Senior Notes due 2011, including Notes initially issued on the Closing Date, any Exchange Notes or Private Exchange Notes issued in exchange for any other Notes, and any other Notes issued after the Closing Date under the Indenture. For purposes of the Indenture, all Notes,

                                      -2-
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including, without limitation, Exchange Notes, Private Exchange Notes and
Additional Notes, shall vote together and otherwise constitute a single series of Securities under the Indenture.

         "Participant" means, with respect to the Depository, Euroclear or Clearstream, a Person who has an account with the Depository, Euroclear or Clearstream, respectively (and with respect to the Depository, shall include Euroclear and Clearstream).

         "Private Exchange Notes" means Notes that are Private Exchange Securities (as defined in the Initial Registration Rights Agreement).

         "Private Placement Legend" means a legend substantially in the form of the legend appearing in the third paragraph of Exhibit A hereto.

         "Purchase Agreement" means the Purchase Agreement dated June 23, 2004 among the Company, the Guarantors, Banc of America Securities LLC and the other Initial Purchasers party thereto.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Registration Rights Agreement" means either (1) the Initial Registration Rights Agreement, or (2) with respect to any subsequent issuance of Additional Notes in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, entered into by the Company and the other parties thereto in connection with such issuance, or both, as the context shall require.

         "Regulation S" means Regulation S under the Securities Act or any successor thereto.

         "Regulation S Global Note" has the meaning provided in Section 2(b).

         "Regulation S Permanent Global Note" has the meaning provided in
Section 2(b) of this Second Supplemental Indenture.

         "Regulation S Temporary Global Note" has the meaning provided in
Section 2(b) of this Second Supplemental Indenture.

         "Resale Restriction Termination Date" has the meaning provided in
Section 3(a).

         "Restricted Certificated Note" means a Certificated Note bearing, or that is required under this Second Supplemental Indenture to bear, a Private Placement Legend.

         "Restricted Global Note" means a Global Note bearing, or that is required under this Second Supplemental Indenture to bear, a Private Placement Legend.

         "Restricted Note" means each of a Restricted Certificated Note and a Restricted Global Note.

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         "Restricted Period" means the period beginning on and including the date when the Notes were first offered through the Initial Purchasers or the Closing Date, whichever is later, and continuing through and including the 40th calendar day thereafter.

         "Rule 144" means Rule 144 under the Securities Act or any successor thereto.

         "Rule 144A" means Rule 144A under the Securities Act or any successor thereto.

         "Rule 144A Global Note" has the meaning provided in Section 2(b).

         "Rule 903" means Rule 903 promulgated under the Securities Act or any successor thereto.

         "Rule 904" means Rule 904 promulgated under the Securities Act or any successor thereto.

         "Second Supplemental Indenture" means this Second Supplemental Indenture dated as of June 30, 2004 among the Company, the Guarantors and the Trustee, as originally executed and delivered or, if amended or supplemented as provided in the Indenture, as so amended or supplemented, and shall include the form and terms of the Notes established hereby.

         "Shelf Registration Statement" has the meaning set forth in the Initial Registration Rights Agreement.

         "Transfer Certificate" means a Transfer Certificate substantially in the form included in Exhibit A hereto, and which may be the Transfer Certificate attached to a Note or a separate Transfer Certificate.

         "United States" has the meaning set forth in Regulation S. For purposes of clarity, it is hereby confirmed that the term "United States," as used in this Second Supplemental Indenture, shall have the foregoing meaning and not the meaning set forth in the Original Indenture.

         "U.S. Person" shall mean a "U.S. person" as defined in Regulation S.

         "Unrestricted Certificated Note" means a Certificated Note that does not bear and is not required under this Second Supplemental Indenture to bear a Private Placement Legend.

         "Unrestricted Global Note" means a permanent Global Note that does not bear, and is not required under this Second Supplemental Indenture to bear, a Private Placement Legend.

         SECTION 2. Creation of the Notes. Pursuant to Sections 201 and 301 of the Original Indenture, there is hereby created a new series of Securities designated as the "6-3/8% Senior Notes due 2011." The Notes (including, without limitation, the Exchange Notes and Private Exchange Notes) shall be in substantially the form set forth in Exhibit A hereto, with such changes therein as may be authorized by any officer of the Company executing any Notes by manual or facsimile signature, such approval to be conclusively evidenced by the execution thereof by such officer. The Notes shall have the following terms:

                  (a) The aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture is limited to $350,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 905 or 1107 of the Original Indenture (including, without limitation, Exchange Notes or Private Exchange Notes issued in exchange for other Notes); provided, however, such series may be re-opened by the Company for the issuance of Additional Notes, so long as any such Additional Notes have the same form and terms (other than date of issuance and the date from which interest thereon shall begin to accrue and except that the form of such Additional Notes may refer to a different Registration Rights Agreement than the Notes issued on the Closing Date and such Additional Notes, if issued pursuant to a registration statement which is effective under the Securities Act, need not bear the Private Placement Legend and may omit the paragraph included in Exhibit A hereto which refers to the Registration Rights Agreement), and carry the same right to receive accrued and unpaid interest, as the Notes theretofore issued; provided, however, that, notwithstanding the foregoing, such series may not be reopened if the Company has effected defeasance or covenant defeasance with respect to the Notes pursuant to Sections 402(2) or 402(3), respectively, of the Original Indenture or has effected satisfaction and discharge with respect to the Notes pursuant to Section 401 of the Original Indenture; and provided, further, that no Additional Notes may be issued at a price that would cause such Additional Notes to have "original issue discount" within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended.

                  (b) The Notes are to be issuable only as Registered Securities without Coupons. The Notes shall be initially issued in book-entry form and represented by permanent global Notes deposited with or on behalf of and registered in the name of the Depository or its nominee (the "Global Notes"). The initial Depository for the Global Notes shall be The Depository Trust Company, the depository arrangements shall be those employed by whoever shall be the Depository with respect to the Global Notes from time to time, and the Trustee shall be entitled to make any endorsements on any Global Note to reflect any increases or decreases in the principal amount thereof. Notes initially offered and sold in reliance on Rule 144A shall initially be issued in the form of one or more permanent Global Notes (the "Rule 144A Global Notes"). Notes initially offered and sold in "offshore transactions" (as defined in Regulation
S) pursuant to Regulation S shall initially be issued in the form of one or more temporary Global Notes (the "Regulation S Temporary Global Notes"). Following the Restricted Period, interests in the Regulation S Temporary Global Notes may be exchanged, subject to compliance with Section 3 hereof, for interests in one or more permanent Global Notes (the "Regulation S Permanent Global Notes" and, together with the Regulation S Temporary Global Notes, the "Regulation S Global Notes"). Notwithstanding the foregoing, certificated Notes in definitive form ("Certificated Notes") may be issued in exchange for Global Notes under the circumstances contemplated by the seventh paragraph of Section 305 of the Original Indenture.

                  (c) The initial offering price of the Notes shall be 99.281% of the principal amount thereof, plus accrued interest, if any, from June 30, 2004.

                  (d) The Stated Maturity of the Notes on which the principal thereof is due and payable shall be August 15, 2011.

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                  (e) The principal of the Notes shall bear interest at the rate of 6-3/8% per annum from June 30, 2004 or from the most recent date to which interest has been paid or duly provided for, payable semiannually in arrears on February 15 and August 15 (each, an "Interest Payment Date") of each year, commencing February 15, 2005, to the Persons in whose names such Notes (or one or more Predecessor Securities) are registered at the close of business on the February 1 or August 1 immediately prior to such Interest Payment Dates (each, a "Regular Record Date") regardless of whether such Regular Record Date is a Business Day. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. No Additional Amounts shall be payable on the Notes.

                  (f) The Notes are redeemable, as a whole or from time to time in part, at the option of the Company on the terms and subject to the conditions set forth in the Original Indenture and in the form of Note attached as Exhibit A to this Second Supplemental Indenture.

                  (g) The Notes shall not be repayable or redeemable at the option of the Holders prior to the Stated Maturity of the principal thereof (except as provided in Article Five of the Original Indenture) and shall not be subject to a sinking fund or analogous provision.

                  (h) The Borough of Manhattan, The City of New York is hereby designated as a Place of Payment for the Notes.

                  (i) The Company hereby appoints the Trustee, acting through the office of the Trustee located at c/o Computershare Trust Company of New York, Wall Street Plaza, 88 Pine Street, 19th Floor, New York, New York 10005, in the Borough of Manhattan, The City of New York, as the Company's Office or Agency for the purposes specified in Section 1002 of the Original Indenture; provided, however, subject to Section 1002 of the Original Indenture, the Company may at any time remove the Trustee as its Office or Agency in the Borough of Manhattan, The City of New York designated for such purposes and may from time to time designate one or more other Offices or Agencies for such purposes and may from time to time rescind such designation, so long as the Company shall at all times maintain an Office or Agency for such purposes in the Borough of Manhattan, The City of New York.

                  (j) The Notes shall be issued in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                  (k) The principal of, premium, if any, and interest on the Notes shall be payable in Dollars.

                  (l) Sections 402(2) and 402(3) of the Original Indenture shall apply to the Notes; provided that (i) the Company may effect defeasance and covenant defeasance pursuant to Sections 402(2) and 402(3), respectively, only with respect to all (and not less than all) of the Outstanding Notes, and (ii) the only covenants that shall be subject to covenant defeasance shall be those expressly referred to in Section 402(3) of the Original Indenture.

                  (m) Anything in the Indenture or the Notes to the contrary notwithstanding, payments of the principal of and premium, if any, and interest on the Global Notes shall be made by wire transfer.

                  (n) To the extent that any provision of the Indenture or the Notes provides for the payment of interest on overdue principal of, or premium, if any, or interest on, the Notes, then, to the extent permitted by law, interest on such overdue principal, premium, if any, and interest shall accrue at the rate of interest borne by the Notes. If Additional Interest shall be payable on any Note for any day then, for purposes of the immediately preceding sentence, the rate of interest borne by such Note for such day shall be the sum of the original interest rate on such Note plus the rate at which Additional Interest shall accrue on such Note for such day.

                  (o) The Notes shall have such other terms and provisions as are set forth in the form of Note attached as Exhibit A hereto, all of which terms and provisions are incorporated by reference in and made a part of this Second Supplemental Indenture as if set forth in full herein.

                  (p) As used in the Indenture with respect to the Notes and in the certificates evidencing the Notes, all references to "premium" on the Notes shall mean any amounts (other than accrued interest) payable upon the redemption of any Notes in excess of 100% of the principal amount of such Notes.

                  (q) As provided in the Registration Rights Agreement, Additional Interest may, subject to the terms and conditions specified therein, be payable on all or some of the Notes from time to time. Whenever in the Indenture (including, without limitation, this Second Supplemental Indenture) or the Notes there is mentioned, in any context, the payment of the interest on the Notes, such mention shall be deemed to include mention of the payment of Additional Interest to the extent that, in such context, Additional Interest is, was or would be payable in respect thereof pursuant to the terms of the Registration Rights Agreement, and express mention of the payment of Additional Interest in any provision of the Indenture (including, without limitation, this Second Supplemental Indenture) or in the Notes shall not be construed as excluding Additional Interest in those provisions of the Indenture (including, without limitation, this Second Supplemental Indenture) or the Notes where such express mention is not made.

                  (r) The Notes shall have the benefit of the Guarantees and the Guarantors hereby confirm that the principal of and premium, if any, and interest (including, without limitation, any Additional Interest) on the Notes shall be guaranteed pursuant to the Guarantees and otherwise in accordance with and subject to the limitations set forth in Article Sixteen of the Original Indenture.

                  (s) The Notes shall rank senior in right of payment to the Company's 8-5/8% Senior Subordinated Notes due 2008, 7-3/4% Senior Subordinated Notes due 2010 and 9-1/2% Senior Subordinated Notes due 2011 (the "Senior Subordinated Notes") and shall constitute "Senior Indebtedness" as defined in the Indenture dated as of November 19, 1996, as amended and supplemented by the First Supplemental Indenture thereto dated as of December 18, 2003 (as so amended and supplemented, the "Senior Subordinated Indenture"), by and between the Company, the guarantors party thereto and Trustee, as successor trustee. Each Guarantor's Guarantee of the Notes shall rank senior in right of payment to its guarantee of the Senior Subordinated Notes and shall constitute "Guarantor Senior Indebtedness" as defined in the Senior Subordinated Indenture. The Notes shall rank pari passu in right of payment with the Company's 5-3/4% Senior Notes due 2014.

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                  (t) Exchange Notes and Private Exchange Notes may from time to time be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Exchange Notes or Private Exchange Notes, as the case may be, upon receipt and subsequent cancellation of an equal aggregate principal amount of Notes (or beneficial interests in Global Notes) tendered for exchange pursuant to the Exchange Offer (in the case of the Exchange Notes) or as contemplated by the Registration
Rights Agreement (in the case of Private Exchange Notes), upon a Company Order without any further action by the Company. Anything herein to the contrary notwithstanding (other than Section 3(b)(v)), Private Exchange Notes may be issued to the Initial Purchasers under the circumstances set forth in Section 2 of the Registration Rights Agreement and, if issued, such Private Exchange Notes
(x) may be issued in the form of Global Notes or Certificated Notes or both and
(y) if issued as Certificated Notes, may be exchanged for, or transferred to Persons who will take delivery thereof in the form of, beneficial interests in Global Notes, subject to compliance with the transfer restrictions set forth in
Section 3 hereof.

         SECTION 3. Special Transfer Provisions.

                  (a) Legend on Restricted Notes.


                        (i) Each Note (including Global Notes and Private Exchange Notes) shall bear a Private Placement Legend until such time as such Note is exchanged for an Exchange Note pursuant to the Exchange Offer (it being understood that such Exchange Notes shall not bear the Private Placement Legend) or sold or otherwise transferred pursuant to an effective registration statement under the Securities Act or pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 (if available); provided that upon a request made by the Holder of any Note bearing a Private Placement Legend from and after the date of expiration of the holding period applicable to sales of such Note pursuant to Rule 144(k) (the "Resale Restriction Termination Date"), or from and after the date that such Note has been sold or otherwise transferred pursuant to an effective registration statement under the Securities Act or pursuant to the exemption from the registration requirements under the Securities Act provided by Rule 144 (if available), the Company will execute and the Trustee will authenticate and deliver, in exchange for such Note, a new
         Note in like aggregate principal amount but not bearing the Private Placement Legend; and provided, further, that Regulation S Permanent Global Notes shall not bear the Private Placement Legend. In connection with any request to remove the Private Placement Legend from a Note being transferred pursuant to Rule 144 prior to the Resale Restriction Termination Date, the Company may request that the transferor deliver such legal opinions and other certificates as the Company reasonably may require to confirm that such transfer is being made in accordance with Rule 144.

                        (ii) Any Note issued upon registration of transfer or exchange of a Note which bears a Private Placement Legend shall, except as otherwise permitted pursuant to this Second Supplemental Indenture, also bear a Private Placement Legend. Any Note issued upon registration of transfer or exchange of a Note which does not bear a Private Placement Legend shall not bear a Private Placement Legend.

                        (iii) Except in the case of (i) Exchange Notes issued pursuant to the Exchange Offer and (ii) the Regulation S Permanent Global Notes, the Trustee shall not issue any Notes which do not bear the Private Placement Legend until it has received an Officers' Certificate from the Company directing it to do so, and the Company agrees that it shall deliver such an Officers' Certificate directing the Trustee to issue Notes which do not bear the Private Placement Legend as and when required by this Second Supplemental Indenture.

                  (b) Book-Entry Provisions for Global Notes.

                        (i) General. Transfers of a Global Note shall be limited as specified in the DTC Legend. Transfers and exchanges of beneficial interests in a Global Note may be made in accordance with the Applicable Procedures, subject to the other provisions of this Section 3 to the extent applicable.

                        (ii) Exchange of Global Notes for Certificated Notes. Except as provided in Section 2(t) hereof, beneficial interests in Global Notes shall be exchangeable for Certificated Notes only under the circumstances specified in the seventh paragraph of Section 305 of the Original Indenture. In the event of such an exchange, the Global Notes shall be deemed to be surrendered to the Trustee for cancellation and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository, in exchange for its interest in the Global Notes, an equal aggregate principal amount of Certificated Notes, registered in the names provided by the Depository; provided that any Certificated Notes issued in exchange for beneficial interests in Global Notes that bear the Private Placement Legend also shall bear the Private Placement Legend; and provided, further, that Certificated Notes may not be issued in exchange for beneficial interests in Regulation S Temporary Global Notes until after the end of the Restricted Period and thereafter may be issued only upon receipt by the Security Registrar of the certification required by Rule 903(b)(3)(ii)(B) of Regulation S. In connection with each such exchange, the Trustee shall reflect on its books and records and by endorsement on the grid attached to the applicable Global Note the date and a decrease in the principal amount of such Global Note equal to the principal amount of the beneficial interest so exchanged. Except as provided in the seventh paragraph of
         Section 305 of the Original Indenture and in Section 2(t) hereof, beneficial interests in Global Notes may not be exchanged for, or transferred to Persons who will take delivery thereof in the form of, Certificated Notes.

                        (iii) Transfers among Global Notes. In connection with any exchange of a beneficial interest in a Global Note for, or any transfer of a beneficial interest in a Global Note to a Person who will take delivery thereof in the form of, a beneficial interest in another Global Note, the Trustee shall reflect on its books and records and by endorsement on the grid attached to such original Global Note the date and a decrease in the principal amount of such first Global Note equal to the principal amount of the beneficial interest to be so exchanged or transferred, as the case may be, and shall also reflect on its books and records and on the grid attached to such second Global Note the date and an increase in the principal amount of such second Global Note equal to the principal amount of the beneficial interest to be so exchanged or transferred, as the case may be, provided that any transfer or exchange of a beneficial interest in a Restricted Global Note must comply with the applicable transfer restrictions set forth in this Section 3.

                        (iv) Transfers of Certificated Notes for Global Notes. In the event that Certificated Notes are issued under the circumstances specified in Section 2(t) or Section 3(b)(ii) above and, thereafter, the Company permits Certificated Notes to be exchanged for, or transferred to Persons who will take delivery thereof in the form of, beneficial interests in Global Notes (it being understood that the Company shall not be required to permit any such transfer or exchange of a Certificated Note (other than a Private Exchange Note) for beneficial interests in Global Notes), then in connection with any exchange of a beneficial interest in a Certificated Note for, or any transfer of a Certificated Note to a Person who will take delivery thereof in the form of, a beneficial interest in a Global Note, the Trustee shall reflect on its books and records and on the grid attached to such Global Note the date and an increase in the principal amount of such Global Note equal to the principal amount of the Certificated Note to be transferred or exchanged, as the case may be, the Trustee shall cancel such Certificated Note and, if the entire principal amount of such Certificated Note is not being transferred or exchanged, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Certificated Notes equal in principal amount to the principal amount not being transferred or exchanged, as the case may be, registered in the name of the transferor or the Person effecting such exchange, as the case may be; provided that any such transfer or exchange of a Restricted Certificated Note must comply with the applicable transfer restrictions set forth in this Section 3.

                        (v) Exchanges of Interest in Regulation S Temporary Global Notes. Anything herein to the contrary notwithstanding,

                            (A) in no event shall beneficial interests in any
                  Regulation S Temporary Global Note be exchanged for, or transferred to a Person who will take delivery thereof in the form of, beneficial interests in the Regulation S Permanent Global Notes or any other Unrestricted Global Note, or for Certificated Notes, until (x) after the end of the Restricted Period and (y) receipt by the Security Registrar of the certification required pursuant to Rule 903(b)(3)(ii)(B) of Regulation S,

                            (B) in no event shall any beneficial interest in the
                  Regulation S Temporary Global Note be transferred to any U.S. Person or to the account or for the benefit of any U.S. Person, and

                            (C) interests in the Regulation S Temporary Global
                  Notes may only be acquired in compliance with Regulation S.

                  (c) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with the provisions of this Second Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in Global Notes shall also require compliance with paragraph (i) or (ii) below, as the case may be, as well as one or more of the following subparagraphs, as applicable.

                        (i) Transfer of Beneficial Interests in the Same Global Note.

                            (A) Beneficial interests in any Restricted Global
                  Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period and receipt by the Security Registrar of the certification required by Rule 903(b)(3)(ii)(B) of Regulation S, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser).

                            (B) Beneficial interests in any Unrestricted Global
                  Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note.

                            (C) No written orders or instructions shall be
                  required to be delivered to the Security Registrar to effect the transfers described in this Section 3(c)(i).

                        (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3(c)(i) above, the transferor of such beneficial interest must deliver to the Security Registrar either:

                            (A) (1) a written order from a Participant or an
                  Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; provided, however, that interests in a Regulation S Temporary Global Note may not be exchanged for, or transferred to a Person who will take delivery thereof in the form of, interests in a Regulation S Permanent Global Note or any other Unrestricted Global Note until (x) after the end of the Restricted Period and (y) receipt by the Security Registrar of the certification required by Rule 903(b)(3)(ii)(B) of Regulation S, or

                            (B) In the event that beneficial interests in Global
                  Notes shall be exchangeable for Certificated Notes as described in Section 3(b)(ii) above, (1) a written order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the

                  Depository to cause to be issued a Certificated Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depository to the Security Registrar containing information regarding the Person in whose name such Certificated Note shall be registered to effect the transfer or exchange referred to in subsection
                  (B)(1) above; provided that in no event shall Certificated Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to
                  (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of the certification required pursuant to Rule 903(b)(3)(ii)(B) of Regulation S.

         Upon consummation of an Exchange Offer by the Company in accordance with Section 3(g) hereof, the requirements of this Section 3(c)(ii) shall be deemed to have been satisfied upon receipt by the Security Registrar of the instructions contained in the Letter of Transmittal delivered by or on behalf of any owner of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Second Supplemental Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Notes pursuant to Section 2(b) hereof.

                        (iii) Transfer of Beneficial Interests in a Restricted Global Note to another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note only if the transfer complies with the requirements of Section 3(c)(ii) above and the Security Registrar receives the following:

                            (A) if the transferee shall take delivery in the
                  form of a beneficial interest in the Rule 144A Global Note, then the transferor must deliver a properly completed and executed Transfer Certificate making the certification in item
                  (c) thereof and with the last paragraph of such Transfer Certificate signed on behalf of the transferee; and

                            (B) if the transferee shall take delivery in the
                  form of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, then the transferor must deliver a properly completed and executed Transfer Certificate making the certification in item (d) thereof; provided that beneficial interests in the Regulation S Temporary Global Note may not be transferred to any U.S. Person or to or for the account or benefit of any U.S. Person (other than the Initial Purchasers).

                        (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any owner thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the exchange or transfer complies with the requirements of
         Section 3(c)(ii) above and:

                            (A) such exchange or transfer is effected pursuant
                  to the Exchange Offer in accordance with the Registration Rights Agreement and the owner of the beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that (1) it is acquiring the Exchange Notes in the ordinary course of its business, (2) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes, and (3) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company or any of the Guarantors;

                            (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement or pursuant to another effective registration statement under the Securities Act; or

                            (C) the Security Registrar receives the following:

                                  (1) if the owner of such beneficial interest
                      in a Restricted Global Note (other than the Regulation S Temporary Global Note) proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a properly completed and executed Transfer Certificate making the certification in item (b) thereof; provided that no such exchange shall take place prior to the Resale Restriction Termination Date; or

                                  (2) if the owner of such beneficial interest
                      in a Regulation S Temporary Global Note proposes to exchange such beneficial interest for, or to transfer such beneficial interest to a Person who would take delivery thereof in the form of, a beneficial interest in a Regulation S Permanent Global Note or other Unrestricted Global Note, the certification required by Rule 903(b)(3)(ii)(B) of Regulation S; provided that no such transfer shall take place until after the end of the Restricted Period; or

                                  (3) if the owner of such beneficial interest
                      in a Restricted Global Note (other than the Regulation S Temporary Global Note) proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a properly completed and executed Transfer Certificate making the certifications in item (e) thereof;

                  and, in the case of any transfer made pursuant to clause (3) of this subparagraph (C) prior to the Resale Restriction Termination Date, if the Security Registrar so requests, an opinion of counsel in form reasonably acceptable to the Security Registrar to the effect that such transfer is in compliance with the Securities Act.

         If any such transfer is effected pursuant to subsection (B) or (C) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subsection (B) or (C) above.

                        (v) Transfer and Exchange of Beneficial Interests in an Unrestricted Global Note for Beneficial Interests in Restricted Global Note. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who would take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

                  (d) Transfer or Exchange of Beneficial Interests for Certificated Notes. The following provisions shall be applicable only if and to the extent that the Company is required to issue Certificated Notes under the circumstances contemplated by Sections 2(t) or 3(b)(ii) hereof.

                        (i) Beneficial Interests in Restricted Global Notes to Restricted Certificated Notes. If any owner of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Certificated Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Certificated Note, then, upon receipt by the Security Registrar of the following documentation:

                            (A) if the owner of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Restricted Certificated Note, a properly completed and executed Transfer Certificate from such Holder making the certification in item (b) thereof;

                            (B) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A under the Securities Act, a properly completed and executed Transfer Certificate from such Holder making the certification in item (c) thereof and with the last paragraph of such Transfer Certificate signed on behalf of the transferee; or

                            (C) if such beneficial interest is being transferred
                  to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a properly completed and executed Transfer Certificate from such Holder making the certification in item (d) thereof;

         the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Certificated Note in the appropriate principal amount. Any Restricted Certificated Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 3(d)(i) shall be registered in such name or names and in such authorized denomination or denominations as the owner of such beneficial interest shall instruct the Security Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Restricted Certificated Notes to the Persons in whose names such Notes are so registered. Any Restricted Certificated Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section

         3(d)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                        (ii) Beneficial Interests in Regulation S Temporary Global Note to Certificated Notes. Notwithstanding any other provisions of this Section 3(d) to the contrary, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Certificated Note or transferred to a Person who takes delivery thereof in the form of a Certificated Note prior to (x) the end of the Restricted Period and (y) the receipt by the Security Registrar of the certification required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                        (iii) Beneficial Interests in Restricted Global Notes to Unrestricted Certificated Notes. An owner of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Certificated Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note only if:

                            (A) such exchange or transfer is effected pursuant
                  to the Exchange Offer in accordance with the Registration Rights Agreement and the owner of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that(1) it is acquiring the Exchange Notes in the ordinary course of its business, (2) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes, and (3) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company or any of the Guarantors;

                            (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement or pursuant to another effective registration statement under the Securities Act; or

                            (C) the Security Registrar receives the following:

                                  (1) if the owner of such beneficial interest
                      in a Restricted Global Note (other than a Regulation S Temporary Global Note) proposes to exchange such beneficial interest for an Unrestricted Certificated Note, a properly completed and executed Transfer Certificate from such owner making the certification in item (b) thereof; provided that no such exchange shall take place prior to the Resale Restriction Termination Date; or

                                  (2) if the owner of such beneficial interest
                      in a Restricted Global Note (other than a Regulation S Temporary Global Note) proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Note, a properly completed and executed Transfer Certificate from such Holder making the certification in item (e) thereof;

                  and, in the case of any transfer made pursuant to this subparagraph (C) prior to the Resale Restriction Termination Date, if the Security Registrar so requests, an opinion of counsel in form reasonably acceptable to the Security Registrar to the effect that such transfer is in compliance with the Securities Act.

                        (iv) Beneficial Interests in Unrestricted Global Notes to Unrestricted Certificated Notes. If any owner of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for an Unrestricted Certificated Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note, then, upon satisfaction of the conditions set forth in Section 3(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Certificated Note in the appropriate principal amount. Any Unrestricted Certificated Note issued in exchange for a beneficial interest pursuant to this Section 3(d)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the owner of such beneficial interest shall instruct the Security Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Unrestricted Certificated Notes to the Persons in whose names such Notes are so registered.

(e) Transfer and Exchange of Certificated Notes for Beneficial Interests. In the event that Certificated Notes are issued, the Company may (but, except as otherwise provided in Section 2(t) hereof, shall not be required to) permit Certificated Notes to be exchanged for, or transferred to Persons who would take delivery thereof in the form of, a beneficial interest in a Global Note, in which case the following procedures shall be applicable to such exchanges and transfers.

                        (i) Restricted Certificated Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Certificated Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Certificated Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Security Registrar of the following documentation:

                            (A) if the Holder of such Restricted Certificated
                  Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a properly completed and executed Transfer Certificate from such Holder making the certifications in item (b) thereof, and an additional certificate from such Holder to the effect that (x) if such Restricted Global Note is a Rule 144A Global Note, such Holder is a QIB who acquired such Restricted Certificated Note in compliance with Rule 144A or (y) if such Restricted Global
                  Note is a Regulation S Global Note, such Holder is not a U.S. Person and is not holding such Restricted Certificated Note for the account or benefit of a U.S. Person and that it acquired such Restricted Certificated Note in an "offshore transaction" in compliance with Regulation S;

                            (B) if such Restricted Certificated Note is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a properly completed and executed Transfer Certificate making the certification in item (c) thereof and with the last paragraph of such Transfer Certificate signed on behalf of the transferee; or

                            (C) if such Restricted Certificated Note is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a properly completed and executed Transfer Certificate making the certification in item (d) thereof

         Upon satisfaction of the applicable conditions set forth in this subparagraph (i) the Trustee shall cancel the applicable Restricted Certificated Note and increase or cause to be increased the aggregate principal amount of the applicable Restricted Global Note.

                        (ii) Restricted Certificated Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Certificated Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Certificated Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                            (A) such exchange or transfer is effected pursuant
                  to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that (1) it is acquiring the Exchange Notes in the ordinary course of its business, (2) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes, and (3) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company or any of the Guarantors;

                            (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement or pursuant to another effective registration statement under the Securities Act; or

                            (C) the Registrar receives the following:

                                  (1) if the Holder of such Certificated Notes
                      proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a properly completed and executed Transfer Certificate making the certification in item (b) thereof; provided that no such exchange shall take place prior to the Resale Restriction Termination Date; or

                                  (2) if the Holder of such Certificated Notes
                      proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a properly completed and executed Transfer Certificate from such Holder making the certifications in item (e) thereof;

                  and, in the case of any transfer made pursuant to this subparagraph (C) prior to the Resale Restriction Termination Date, if the Security Registrar so requests an opinion of counsel in form reasonably acceptable to the Security Registrar to the effect that such transfer is in compliance with the Securities Act,

         Upon satisfaction of the applicable conditions set forth in this subparagraph (ii), the Trustee shall cancel the applicable Certificated Notes and increase or cause to be increased the aggregate principal amount of the applicable Unrestricted Global Note.

                        (iii) Unrestricted Certificated Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Certificated Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Certificated Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Certificated Note and increase or cause to be increased the aggregate principal amount of the applicable Unrestricted Global Notes.

         If any such exchange or transfer from a Certificated Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B),
         (ii)(C) or (iii) above at a time when the applicable Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order, the Trustee shall authenticate one or more applicable Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Certificated Notes so transferred.

(f) Transfer and Exchange of Certificated Notes for Certificated Notes. Upon request by a Holder of Certificated Notes and such Holder's compliance with the provisions of this Section 3(f), the Security Registrar shall register the transfer or exchange of Certificated Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Certificated Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3(f).

                        (i) Restricted Certificated Notes to Restricted Certificated Notes. Any Restricted Certificated Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Certificated Note if the Security Registrar receives the following:

                            (A) if the transfer is being made to a QIB in
                  accordance with Rule 144A under the Securities Act, then the transferor must deliver a properly completed and executed Transfer Certificate making the certification in item (c) thereof and with the last paragraph of such Transfer Certificate signed on behalf of the transferee; and

                            (B) if the transfer is being made in accordance with
                  Rule 903 or Rule 904, then the transferor must deliver a properly completed and executed Transfer Certificate making the certification in item (d) thereof.

                        (ii) Restricted Certificated Notes to Unrestricted Certificated Notes. Any Restricted Certificated Note may be exchanged by the Holder thereof for an Unrestricted Certificated Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Note if:

                            (A) such exchange or transfer is effected pursuant
                  to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that (1) it is acquiring the Exchange Notes in the ordinary course of its business, (2) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes, and (3) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company or any of the Guarantors;

                            (B) any such transfer is effected pursuant to the
                  Shelf Registration Statement in accordance with the Registration Rights Agreement or pursuant to another effective registration statement under the Securities Act; or

                            (C) the Security Registrar receives the following:

                                  (1) if the Holder of such Restricted
                      Certificated Notes proposes to exchange such Notes for an Unrestricted Certificated Note, a properly completed and executed Transfer Certificate making the certification in item (b) thereof; provided that no such exchange shall take place prior to the Resale Restriction Termination Date; or

                                  (2) if the Holder of such Restricted
                      Certificated Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Note, a properly completed and executed Transfer Certificate making the certifications in item (e) thereof;

                  and, in the case of any transfer made pursuant to this subparagraph (C) prior to the Resale Restriction Termination Date, if the Security Registrar so requests, an opinion of counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

                        (iii) Unrestricted Certificated Notes to Unrestricted Certificated Notes. A Holder of Unrestricted Certificated Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Certificated Notes pursuant to the instructions from the Holder thereof.

                  (g) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (1) they are acquiring the Exchange Notes in the ordinary course of its business, (2) they have no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities
Act) of the Exchange Notes, and (3) they are not affiliates (as defined in Rule 405 under the Securities Act) of the Company or any of the Guarantors and accepted for exchange in the Exchange Offer and (ii) Unrestricted Certificated Notes in an aggregate principal amount equal to the principal amount of the Restricted Certificated Notes tendered for acceptance by any Person that certifies in the applicable Letter of Transmittal that (1) it is acquiring the Exchange Notes in the ordinary course of its business, (2) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes, and (3) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Company or any of the Guarantors and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Unrestricted Global Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Restricted Certificated Notes so accepted Unrestricted Certificated Notes in a like principal amount.

                  (h) Other Transfers. In the case of any transfer or exchange of a Restricted Note the procedures and requirements for which are not addressed in this Section 3, such transfer or exchange will be subject to such procedures and requirements as may be reasonably prescribed by the Company from time to time and which shall be consistent with the procedures and requirements set forth in this Section 3. In addition, notwithstanding the restrictions set forth in the Private Placement Legend, the Company may from time to time permit the transfer of Notes and beneficial interests in Global Notes to be made pursuant to exemptions from the registration requirements of the Securities Act in addition to the exemption provided by Rule 144, but subject to the Company having obtained such certifications, legal opinions or other documents as it may require to confirm that such transfer is exempt from such registration requirements.

                  (i) Exceptions to Transfer Restrictions. The restrictions on transfer and other provisions set forth in Section 3(c) and in the Private Placement Legend shall not be applicable with respect to any Note following the Resale Restriction Termination Date for such Note, and (except for Section 3(b)(v)) also shall not be applicable in the case of the exchange of Notes for Private Exchange Notes pursuant to the Registration Rights Agreement so long as such Private Exchange Notes are held or beneficially owned by Initial Purchasers.

                  (j) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note shall be deemed to have acknowledged the restrictions on transfer of such Note set forth in this Second Supplemental Indenture and in such legend and to have agreed that it will transfer such Note only as provided in this Second Supplemental Indenture. The Security Registrar shall retain, in accordance with its customary procedures, copies of all letters, notices and other written communications received pursuant to this Section 3. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                  SECTION 4. Other Provisions.

                  (a) Amendment to Section 101 of the Original Indenture.

                        (i) Section 101 of the Original Indenture is hereby amended, solely insofar as relates to the Notes, by adding the following definition in appropriate alphabetical sequence:

                                    "`Second Supplemental Indenture' means the
                           Second Supplemental Indenture dated as of June 30, 2004 among KB Home, the Guarantors and the Trustee."

                        (ii) Section 101 of the Indenture is hereby amended, solely insofar as relates to the Notes, by deleting the definition of "Subject Notes" appearing in such Section 101 and replacing such definition with the following:

                                    "`Subject Notes' means, with respect to any
                           series of Securities issued under this Indenture, (1) Securities of any other series issued under this Indenture and (2) the Company's 7-3/4% Senior Notes due October 15, 2004, 8-5/8% Senior Subordinated Notes due 2008, 7-3/4% Senior Subordinated Notes due 2010 and 9-1/2% Senior Subordinated Notes due 2011, or any of the foregoing."

                  (b) Amendment to Section 309 of the Original Indenture.
Section 309 of the Original Indenture is hereby amended, solely insofar as it relates to the Notes, by adding the following sentence to the end of such
Section:

                           "Anything in this Indenture to the contrary notwithstanding, the Company will cause any Notes (as defined in the Second Supplemental Indenture) which are redeemed, purchased or otherwise acquired by the Company, any of the Guarantors or any of the Company's Subsidiaries, and will use its best efforts to cause any Notes which are redeemed, purchased or otherwise acquired by any of the Company's other "affiliates" (as defined in Rule 144, or any successor thereto, under the Securities Act), to be delivered to the Trustee for cancellation and the Company will not resell or otherwise transfer, will cause the Guarantors and its Subsidiaries not to resell or otherwise transfer, and will use its best efforts to cause its other "affiliates" not to resell or otherwise transfer, any such Notes nor will the Company issue any new Notes to replace any such Notes, and all Notes so delivered to the Trustee shall be cancelled promptly by the Trustee."

                  (c) Amendment to Article Ten of the Original Indenture. Article Ten of the Indenture is hereby amended, solely insofar as relates to the Notes, by adding the following Section 1013 to appear in the appropriate numerical order:

                           "Section 1013.  Delivery of Rule 144A Information.

                                    "If and so long as Company or any of the
                           Guarantors is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (other than, in the case of a Guarantor, because such Guarantor is exempt from such reporting requirements), the Company will prepare and will furnish to any Holder of any Notes (as defined in the Second Supplemental Indenture), any beneficial owner of an interest in a Global Note (as defined in the Second Supplemental Indenture), and any prospective purchaser or other prospective transferee of any Notes designated by such Holder or beneficial owner, promptly upon request and at the expense of Company, the financial statements and other information specified in Rule 144A(d)(4) (or any successor provision thereof) under the Securities Act, in each case to the extent necessary to permit the resale or other transfer of Notes and the related Guarantees by such Holder or beneficial owner to be made in compliance with Rule 144A (or any successor provision thereof) under the Securities Act."

                  (d) Amendment of Section 1601 of the Original Indenture.
Section 1601 of the Original Indenture is hereby amended, solely insofar as relates to the Notes, by deleting the first sentence of the first paragraph of such Section 1601 and inserting in its place the following sentence:

                                    "Subject to the provisions of this Article
                           Sixteen, in recognition of the benefits that the issuance of the Securities will confer upon the Company and the Guarantors and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby absolutely, fully, unconditionally and irrevocably guarantees, jointly and severally, to each Holder of any Securities and to each Holder of any Coupons appertaining thereto and to the Trustee on behalf of each such Holder prompt payment when due, whether at Stated Maturity, by declaration of acceleration, upon redemption at the option of the Company, upon repurchase or repayment at the option of the Holder or otherwise, and at all times thereafter, of the principal of and premium, if any, and interest (including, without limitation, Additional Interest), if any, on, and all Additional Amounts and other amounts, if any, payable with respect to, the Securities (whether Outstanding on the date of this Indenture or issued on or after such date) and any Coupons appertaining thereto
                           (including, without limitation, to the maximum extent permitted by law, interest on any overdue principal, premium, if any, interest (including, without limitation, Additional Interest), if any, or Additional Amounts or other amounts, if any, in respect of the Securities) and the due and punctual payment of any sinking fund or analogous payments provided for pursuant to the terms of any of the Securities or this Indenture, and of any and all other existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Company to the Holders of the Securities or any Coupons appertaining thereto arising under this Indenture or the Securities or such Coupons (collectively, the "Guaranteed Obligations"), all in accordance with the respective terms of the Securities and any Coupons appertaining thereto and this Indenture."

         SECTION 5. Governing Law; Second Supplemental Indenture. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State. The terms and conditions of this Second Supplemental Indenture shall be, and be deemed to be, part of the terms and conditions of the Indenture for any and all purposes. Other than as amended and supplemented by this Second Supplemental Indenture, the Original Indenture, as amended and supplemented by the First Supplemental Indenture, is in all respects ratified and confirmed.

         SECTION 6. Acceptance by Trustee. Subject to Section 9 hereof, the Trustee hereby accepts this Second Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Original Indenture, as amended and supplemented by the First Supplemental Indenture.

         SECTION 7. Counterparts. This Second Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         SECTION 8. Headings. The headings of this Second Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 9. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and the Guarantors and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture, except as to its validity with respect to the Trustee.

         SECTION 10. Separability. In case any one or more of the provisions contained in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

COMPANY:                       KB HOME


                               By:  /s/ KELLY M. ALLRED
                                   ----------------------------------
                                     Kelly M. Allred
                                     Vice President, Treasury and
                                     Risk Management

[SEAL]

Attest:

/s/ WILLIAM R. HOLLINGER
-----------------------------
William R. Hollinger
Senior Vice President and Controller

GUARANTORS:                    KB HOME PHOENIX INC., an
                               Arizona corporation


                               By:  /s/ KELLY M. ALLRED
                                   ----------------------------------
                                     Kelly M. Allred
                                     Vice President and Treasurer

[SEAL]

Attest:

/s/ WILLIAM R. HOLLINGER
-----------------------------
William R. Hollinger
Vice President, CFO and Assistant Secretary

                               KB HOME COASTAL INC., a
                               California corporation


                               By:  /s/ KELLY M. ALLRED
                                   ----------------------------------
                                     Kelly M. Allred
                                     Vice President, Treasury and
                                     Risk Management

[SEAL]


Attest:

/s/ WILLIAM R. HOLLINGER
-----------------------------
William R. Hollinger
Senior Vice President and Controller

                               KB HOME NORTH BAY INC., a
                               California corporation


                               By:  /s/ KELLY M. ALLRED
                                   ----------------------------------
                                     Kelly M. Allred
                                     Vice President and Treasurer
[SEAL]

Attest:

/s/ WILLIAM R. HOLLINGER
-----------------------------
William R. Hollinger
Vice President, CFO and Assistant Secretary

                               KB HOME SOUTH BAY INC., a
                               California corporation


                               By:  /s/ KELLY M. ALLRED
                                   ----------------------------------
                                     Kelly M. Allred
                                     Vice President and Treasurer


[SEAL]


Attest:

/s/ WILLIAM R. HOLLINGER
-----------------------------
William R. Hollinger
Vice President and Assistant Secretary


                               KB HOME GREATER LOS ANGELES INC., a
                               California corporation


                               By:  /s/ KELLY M. ALLRED
                                   ----------------------------------
                                     Kelly M. Allred
                                     Vice President and Treasurer

[SEAL]


Attest:

/s/ WILLIAM R. HOLLINGER
-----------------------------
William R. Hollinger
Vice President, CFO and Assistant Secretary

                               KB HOME COLORADO INC., a
                               Colorado corporation


                               By:  /s/ KELLY M. ALLRED
                                   ----------------------------------
                                     Kelly M. Allred
                                     Vice President and Treasurer

[SEAL]


Attest:

/s/ WILLIAM R. HOLLINGER
-----------------------------
William R. Hollinger
Vice President, CFO and Assistant Secretary


                               KB HOME NEVADA INC., a
                               Nevada corporation


                               By:  /s/ KELLY M. ALLRED
                                   ----------------------------------
                                     Kelly M. Allred
                                     Vice President and Treasurer

[SEAL]


Attest:

/s/ WILLIAM R. HOLLINGER
-----------------------------
William R. Hollinger
Vice President, CFO and Assistant Secretary

                               KB HOME LONE STAR LP, a Texas
                               limited partnership

                               By: KBSA, Inc., a Texas corporation,
                                     Its general partner


                               By:  /s/ KELLY M. ALLRED
                                   ----------------------------------
                                     Kelly M. Allred
                                     Vice President and Treasurer


[SEAL]


Attest:

/s/ WILLIAM R. HOLLINGER
-----------------------------
William R. Hollinger
Vice President, CFO and Assistant Secretary

TRUSTEE:                       SUNTRUST BANK,

                               as Trustee

                               By: /s/ MURIEL SHAW
                                  ------------------------------
                                    Name:  Muriel Shaw
                                    Title: Trust Officer


[SEAL]


Attest:

/s/ JACK ELLERIN
-----------------------------
Name:  Jack Ellerin
Title: Assistant Vice President

                                                                       Exhibit A

                                 [FORM OF NOTE]

[LEGEND FOR INCLUSION IN GLOBAL NOTE -- THIS NOTE IS A GLOBAL SECURITY REFERRED TO IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.]

[LEGEND FOR INCLUSION IN GLOBAL NOTE -- UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[THE FOLLOWING LEGEND TO BE INCLUDED ON ALL NOTES (OTHER THAN EXCHANGE NOTES AND REGULATION S PERMANENT GLOBAL NOTES) UNTIL, IN THE CASE OF ANY NOTE, THE HOLDING PERIOD APPLICABLE TO SUCH NOTE UNDER RULE 144(K) OF THE SECURITIES ACT EXPIRES, SUCH NOTE IS SOLD OR TRANSFERRED PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR SUCH LEGEND HAS BEEN REMOVED IN ACCORDANCE WITH OTHER PROVISIONS OF THE INDENTURE -- THIS NOTE (OR ITS PREDECESSOR) AND THE GUARANTEES OF THIS NOTE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH TRANSFEREE OF THIS NOTE IS HEREBY NOTIFIED THAT THE TRANSFEROR OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. THE HOLDER OF THIS NOTE REPRESENTS THAT IT IS EITHER (X) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN RELIANCE UPON AND IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND THE HOLDER AGREES FOR THE BENEFIT OF THE COMPANY (AS SUCH TERM IS DEFINED IN THIS NOTE) THAT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS NOTE UNDER RULE 144(K) (OR ANY SUCCESSOR PROVISION) OF THE SECURITIES ACT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE

HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]

             [Principal Amount: $ o [FOR INCLUSION IN GLOBAL NOTES --  (or
No. [RA - o] such other principal amount as is set forth on Schedule A hereto)]
    [RST - o]
    [RSP - o]
    [R - o]

CUSIP No.     [Rule 144A:  48666K AJ 8]
              [Regulation S:  U2446H AA 5]
              [Exchange Note:  48666K AK 5]

ISIN No.      [Rule 144A: US48666KAJ88]
              [Regulation S:  USU2446HAA50]
              [Exchange Note:  US48666KAK51]
Common

  Code:       [Regulation S:  o]

                                     KB Home

                          6-3/8% Senior Notes due 2011

         KB Home, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to _______________________, or registered assigns, the principal sum of __________________ DOLLARS ($_______) [FOR INCLUSION IN GLOBAL NOTES -- or such other principal amount as is set forth on Schedule A hereto] on August 15, 2011, and to pay interest thereon from June 30, 2004, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing February 15, 2005, and at Maturity, at the rate of 6-3/8% per annum, until the principal hereof is paid or duly made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Person who was the Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

         Payment of the principal of and premium, if any, and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States; provided, further, that if this Note is a Global Note registered in the name of a Depository or its nominee, then, anything in the Indenture or the Notes to the contrary notwithstanding, payments of the principal of and premium, if any, and interest on this Note shall be made by wire transfer.

         This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes") issued and to be issued in one or more series under an Indenture dated as of January 28, 2004 (the "Original Indenture"), as amended and supplemented by the First Supplemental Indenture dated as of January 28, 2004 (the "First Supplemental Indenture") and by the Second Supplemental Indenture dated as of June 30, 2004 (the "Second Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture and all other indentures supplemental thereto, is herein called the "Indenture"), each among the Company, the Guarantors and SunTrust Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited (subject to exceptions provided in the Indenture and subject to the right of the Company to reopen such series for issuance of additional Securities of such series upon the terms and subject to the conditions specified in the Indenture) in aggregate principal amount to $350,000,000.

         Payments of principal of and premium, if any, and interest (including, without limitation, Additional Interest) on the Notes are fully, irrevocably and unconditionally guaranteed, jointly and severally, by the Guarantors on the terms and subject to the limitations set forth in the Indenture. A Guarantor may be released from its obligations under the Indenture and those obligations may be reinstated, all on the terms and subject to the conditions set forth in the Indenture.

         The Notes may be redeemed, in whole or from time to time in part, at the Company's option on any date (each, a "Redemption Date") at a redemption price equal to the greater of: (a) 100% of the principal amount of the Notes to be redeemed, and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to such Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points, plus, in the case of both clause (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to a Redemption Date will be payable to the Holders of the Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

         As used in this Note, the following terms have the meanings set forth below:

         "Treasury Rate" means, with respect to any Redemption Date for the
Notes: (a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Final Maturity Date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the applicable Redemption Date. As used in the immediately preceding sentence and in the definition of "Reference Treasury Dealer Quotations" below, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

         "Comparable Treasury Issue" means, with respect to any Redemption Date for the Notes, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

         "Independent Investment Banker" means, with respect to any Redemption Date for the Notes, Banc of America Securities LLC and its successors or, if such firm or any successor to such firm, as the case may be, is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

         "Comparable Treasury Price" means, with respect to any Redemption Date for the Notes: (a) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Reference Treasury Dealer" means Banc of America Securities LLC and its successors (provided, however, that if such firm or any such successor, as the case may be, shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Trustee, after consultation with the Company, will substitute therefor another Primary Treasury Dealer) and three other Primary Treasury Dealers selected by the Trustee after consultation with the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         "Final Maturity Date" means August 15, 2011.

         Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Notes to be redeemed. If less than all the Notes are to be redeemed at the option of the Company, the Trustee will select, in such manner as it deems fair and appropriate, the Notes (or portions thereof) to be redeemed. Unless the Company defaults in payment of the Redemption Price (including, without limitation, interest, if any, accrued to the applicable Redemption Date), on and after the applicable Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption on such Redemption Date.

         If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued and unpaid interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note, at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Security Register upon surrender of this Note for registration of transfer at the Office or Agency of the Company maintained for the purpose in any place where the principal of and interest on this Note are payable, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in fully registered form without coupons in the denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations set forth therein, the Notes are exchangeable for a like aggregate principal amount of Notes of authorized denominations as requested by the Holders surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

         Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and none of the Company, the Guarantors or the Trustee nor any such agent shall be affected by notice to the contrary.

         [THIS PARAGRAPH TO BE OMITTED FROM EXCHANGE NOTES -- In addition to rights provided to the Holders of the Notes under the Indenture, Holders of Notes shall have the rights set forth in the Registration Rights Agreement dated as of June 30, 2004 among the Company, the Guarantors and Banc of America Securities LLC and the other initial purchasers party thereto (as the same may be amended or supplemented from time to time in accordance with its terms, the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Holders of the Notes will, subject to certain exceptions and on the terms and subject to the conditions specified in the Registration Rights Agreement, have the right to exchange their Notes for a like principal amount of Exchange Notes (as defined in the Second Supplemental Indenture) issued under the Indenture, which Exchange Notes will have been registered under the Securities Act. The Holders of the Notes shall be entitled to receive certain Additional Interest (as defined in the Second Supplemental Indenture) on the Notes in the event such exchange offer is not consummated or upon certain other conditions, on the terms and subject to the conditions and exceptions set forth in the Registration Rights Agreement.]

         The Indenture contains provisions whereby (i) the Company and the Guarantors may be discharged from their obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money and/or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, and satisfies certain other conditions, all as more fully provided in the Indenture. In addition, the Indenture shall cease to be of further effect (subject to certain exceptions) with respect to the Notes when (1) either (A) all Notes previously authenticated and delivered have been delivered (subject to certain exceptions) to the Trustee for cancellation, or (B) all Notes (i) have become due and payable or (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year and, in the case of (i), (ii) or (iii) above, the Company has irrevocably deposited with the Trustee money in an amount sufficient to pay and discharge the entire indebtedness on all such Notes not theretofore delivered to the Trustee for cancellation in respect of principal, premium, if any, and interest to the date of such deposit (if such Notes have become due and payable) or to the Stated Maturity or Redemption Date thereof, as the case may be, and (2) the Company satisfies certain other conditions, all as more fully provided in the Indenture.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture (including, without limitation, the Guarantees) or be valid or obligatory for any purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its corporate seal to be duly attested by the manual or facsimile signatures of its duly authorized officers and has caused its corporate seal (or a facsimile thereof) to be affixed or imprinted hereon.

Dated:

[Seal]                                   KB HOME


Attest:                                  By:
         ----------------------------          -------------------------------
         Name:                                 Name:
         Title:                                Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

SUNTRUST BANK, as Trustee

By:
    --------------------------------
          Authorized Signatory

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                 TEN COM--as tenants in common
                 TEN ENT--as tenants by the entireties
                 JT TEN--as joint tenants with right of survivorship and not as tenants in common
                 UNIF GIFT MIN ACT-- ___________Custodian_____________
                                        (Cust)           (Minor)

                                   under the Uniform Gift to Minors Act

                                    --------------------------------
                                                  (State)

    Additional abbreviations may also be used though not in the above list.

                                   ---------------------------------

FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

-----------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________________________________________Attorney to
transfer said security on the books of the Company with full power of substitution in the premises.

Dated:                                 Signed:
      --------------------------------         ---------------------------------

         Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.

                         [FOR INCLUSION IN GLOBAL NOTES]

                                   SCHEDULE A

         The initial principal amount of this Global Note is ________ Dollars ($_______). The following increases or decreases in the principal amount of this Global Note have been made:

                                                             Principal amount of
              Amount of increase     Amount of decrease in   this Global Note       Signature of
              in principal amount    principal amount of     following such         authorized signatory
Date made     of this Global Note    this Global Note        decrease or increase   of Trustee
---------     -------------------    ----------------        --------------------   ----------

          [FOR INCLUSION IN NOTES BEARING THE PRIVATE PLACEMENT LEGEND]

                              TRANSFER CERTIFICATE

                              Re:  KB HOME
                                   6-3/8% Senior Notes due 2011 (the "Notes")

Capitalized terms used but not defined in this Certificate shall have the meanings given to such terms in the Indenture (as defined in the Note to which this Certificate is attached).

The undersigned (the "Transferor") has requested a transfer of this Note or a portion hereof (in either such case, the "Specified Notes"). In connection with such request, the Transferor does hereby certify that such transfer is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (as indicated by the applicable box checked below), or the transfer does not require registration under the Securities Act because (as indicated by the applicable box checked below):

         (a)[ ] The Specified Notes are being transferred pursuant to an effective registration statement under the Securities Act.

         (b)[ ] The Specified Notes are being acquired for the Transferor's own account, without transfer.

         (c)[ ] The Specified Notes are being transferred in compliance with Rule 144A ("Rule 144A") under the Securities Act to a Person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A) (a "QIB") that is purchasing the Specified Notes for its own account or for the account of another QIB, in each case to whom notice has been given that the transfer is being made in reliance on Rule 144A.

         (d)[ ] The Specified Notes are being transferred in compliance with Regulation S ("Regulation S") under the Securities Act in an "offshore transaction" (as defined in Regulation S) outside the "United States" (as defined in Regulation S) to a Person the Transferor reasonably believes is not a "U.S. person" (as defined in Regulation S), and in conjunction therewith the Transferor hereby certifies:

                  (1) that the offer of the Specified Notes was not made to a person in the United States;

                  (2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States or the transaction was executed in, on or through the facilities of a "designated offshore securities market" (as defined in Regulation
                           S) and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                  (3) no "directed selling efforts" (as defined in Regulation S) have been made by the Transferor or any person acting on its behalf in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933; and

                  (5) if the transfer is being made prior to the termination of the "Restricted Period" applicable to the Specified Notes, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than the Initial Purchasers).

         (e)[ ] The Specified Notes are being transferred pursuant to the exemption from the registration requirements of the Securities Act provided by Rule 144 (or any successor thereto) thereunder.

This Certificate and the statements contained herein are made for the benefit of the Trustee and the Company.

                                    ____________________________________________
                                    (Insert Name of Transferor)


                                    By:
                                        ________________________________________

Date: _____________________


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a QIB (as defined above) and is aware that the Specified Notes (as defined above) are being transferred in reliance on Rule 144A (as defined above), (ii) the undersigned is acquiring the Specified Notes for its own account or for the account of one or more other QIBs over which it exercises sole investment discretion (in which latter case the undersigned has given notice to each such account that the Specified Notes are being transferred in reliance on Rule 144A) and (iii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee acknowledges and agrees that the Specified Notes and the Guarantees thereof have not been registered under the Securities Act (as defined above), and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof and in the Indenture pursuant to which the Notes were issued.

Dated:  _________________________          __________________________________
                                           (Insert Name of Transferee)


                                           By:
                                               _________________________________
                                               Executive Officer